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                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that each of the undersigned as directors and/or officers of NATIONWIDE LIFE INSURANCE COMPANY and NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, both Ohio corporations, which have filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and if applicable, the Securities Exchange Act of 1934, various registration statements and amendments thereto for the registration of current, as well as any future separate accounts established by said corporation for the purpose of registering under said Act(s) immediate or deferred variable annuity contracts, fixed interest rate options subject to a market value adjustment, group flexible fund retirement annuity contracts and variable life insurance policies in connection with the separate accounts listed on Exhibit A.

As such, the undersigned hereby constitute and appoint W. G. Jurgensen, Joseph
J. Gasper, Robert J. Woodward, Jr., Philip C. Gath, Richard A. Karas, Edwin P. McCausland, Jr., Susan A. Wolken, Steven R. Savini and Mark R. Thresher, and each of them with power to act without the others, his/her attorney, with full power of substitution for and in his/her name, place and stead, in any and all capacities, to approve, and sign such Applications and Registration Statements, and any and all amendments thereto, with power to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.


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Page 2
April 4, 2001

IN WITNESS WHEREOF, the undersigned have herewith set their names and seals as of this 4th day of April, 2001.

/s/ Lewis J. Alphin                      /s/ W. G. Jurgensen
-----------------------------------      ---------------------------------
LEWIS J. ALPHIN, Director                W. G. JURGENSEN, Chief Executive
                                         Officer and Director

/s/ A. I. Bell                           /s/ David O. Miller
-----------------------------------      ----------------------------------
A. I. BELL, Director                     DAVID O. MILLER, Chairman of the
                                         Board and Director

/s/ Nancy C. Breit                       /s/ Robert A. Oakley
------------------------------------     ---------------------------------
NANCY C. BREIT, Director                 ROBERT A. OAKLEY, Executive Vice
                                         President and Chief Financial Officer

/s/ Yvonne M. Curl                       /s/ Ralph M. Paige
------------------------------------     ---------------------------------
YVONNE M. CURL, Director                 RALPH M. PAIGE, Director


/s/ Kenneth D. Davis                     /s/ James F. Patterson
------------------------------------     ---------------------------------
KENNETH D. DAVIS, Director               JAMES F. PATTERSON, Director


/s/ Keith W. Eckel                       /s/ Arden L. Shisler
------------------------------------     ---------------------------------
KEITH W. ECKEL, Director                 ARDEN L. SHISLER, Director


/s/ Willard J. Engel                     /s/ Robert L. Stewart
------------------------------------     ---------------------------------
WILLARD J. ENGEL, Director               ROBERT L. STEWART, Director


/s/ Fred C. Finney
------------------------------------
FRED C. FINNEY, Director


/s/ Joseph J. Gasper
------------------------------------
JOSEPH J. GASPER, President and Chief
Operating Officer and Director